Leases	12 Months Ended
Dec. 31, 2011
Leases [Abstract]
LEASES
13.	LEASES

The Company’s non-cancelable leases relate to office space, computer hardware and software, office equipment and vehicles with lease terms ranging from 1 to 12 years. Rent expense under non-cancelable operating leases for continuing operations was $21,922,000, $18,713,000, and $15,701,000 for the years ended December 31, 2011, 2010, and 2009, respectively. Rent expense under non-cancelable operating leases for discontinued operations was $1,716,000 for the year ended December 31, 2009.

Future annual minimum lease payments under non-cancelable operating leases as of December 31, 2011 were as follows:

(In thousands) For the year ending December 31,	Operating lease obligations
2012	$24,873
2013	20,619
2014	18,295
2015	14,706
2016	12,669
Thereafter	30,495

Total	$121,657